UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 To

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2017 (February 16, 2017)

American Finance Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55197	90-0929989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 (the “Amendment”) amends the Current Report on Form 8-K that American Finance Trust, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2017, concerning the completion of the previously disclosed merger (the “Merger”) of American Realty Capital - Retail Centers of America, Inc., (“RCA”) into Genie Acquisition, LLC (“Merger Sub”), a Delaware limited liability company and wholly owned subsidiary of the Company that became effective on February 16, 2017 pursuant to the Agreement and Plan of Merger among the Company, American Finance Operating Partnership, L.P., Merger Sub, RCA and American Realty Capital Retail Operating Partnership, L.P.
The purpose of this Amendment is to provide certain RCA audited historical financial information as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014, and to include pro forma information for the Merger.
Exhibits 23.1 and 23.2 are being filed to include the consents of KPMG LLP to the incorporation by reference in the Company's Registration on Form S-3 (No. 333-210532) filed on April 1, 2016 of the following:

•
KPMG LLP’s report dated March 13, 2017, with respect to the consolidated balance sheets of the Company as of December 31, 2016 and 2015, and the related consolidated statements of operations and comprehensive (loss) income, changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2016, and the related financial statement schedules titled schedule III - real estate and accumulated depreciation - part I as of December 31, 2016, schedule III - real estate and accumulated depreciation - part II for the years ended December 31, 2016, 2015 and 2014, and schedule IV - mortgage loans on real estate as of December 31, 2016, which report appears in the December 31, 2016 annual report on Form 10-K of the Company.

•
KPMG LLP’s report dated March 30, 2017, with respect to the consolidated balance sheets of American Realty Capital - Retail Centers of America, Inc. as of December 31, 2016 and 2015, and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2016, which report appears in Amendment No. 1 to the Form 8-K filed with the Securities and Exchange Commission of American Finance Trust, Inc. dated March 30, 2017.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited consolidated financial statements of RCA as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma consolidated financial statements of the Company as of and for the year ended December 31, 2016, giving effect to the merger with RCA, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.
(d) Exhibits

Exhibit Number	Description
23.1	Consent of KPMG LLP
23.2	Consent of KPMG LLP
99.1	Audited Consolidated Financial Statements of American Realty Capital — Retail Centers of America, Inc. as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014
99.2
Unaudited pro forma consolidated financial statements of the Company as of and for the year ended December 31, 2016, giving effect to the merger with American Realty Capital — Retail Centers of America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2017	By:	/s/ Nicholas Radesca
Nicholas Radesca
Chief Financial Officer, Secretary, and Treasurer